JARDINE FLEMING
CHINA REGION FUND, INC.
--------------------------------------------------------------------------------

Annual Report
December 31, 1999

JARDINE FLEMING
CHINA REGION FUND, INC.

Contents
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                                                                     Page

Objectives                                                             1
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Management                                                             1
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Market Information                                                     1
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Highlights                                                             2
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Investment Review                                                      3
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Major Holdings                                                         5
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Investment Portfolio                                                   7
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Statement of Assets and Liabilities                                    13
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Statement of Operations                                                14
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Statement of Changes in Net Assets                                     15
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Financial Highlights                                                   16
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Notes to Financial Statements                                          17
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Report of Independent Accountants                                      20
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Dividend Reinvestment and Cash Purchase Plan                           21
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Directors and Administration                                           22
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JARDINE FLEMING
CHINA REGION FUND, INC.


Objectives
--------------------------------------------------------------------------------

     Jardine Fleming China Region Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan, and Macau-collectively, the China Region.
     The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant cheap labor and land are available. Hong Kong is also the largest trading partner of the PRC.
     The economies of the PRC, Hong Kong, Taiwan, and Macau have become increasingly linked over the past 10 years and are expected to become further integrated now that Hong Kong and Macau have reverted to Chinese sovereignty. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.


Management
--------------------------------------------------------------------------------

     Jardine Fleming International Management, Inc. ("JFIM") is the investment management company appointed to advise and manage the Fund's portfolio. JFIM is an investment management and advisory company owned by Robert Fleming Holdings Ltd. ("Flemings"). Flemings has a team of investment managers worldwide managing approximately $140 billion as of December 31, 1999, for both institutional and private clients.
     Albert Kan is the portfolio manager of the Fund. Mr. Kan joined Jardine Fleming in 1997 as Assistant Director and portfolio manager specializing in Hong Kong and China. Previously, he was Chief Investment Officer of Europe Pacific Advisors, Ltd. where he focused on Hong Kong, China, Taiwan,
Singapore, and Malaysia.


Market Information
--------------------------------------------------------------------------------

The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in
--------------------------------------------------------------------------------

o    The Wall Street Journal (daily)
o    The Asian Wall Street Journal (daily)
o    Reuters (page JFC)

The net asset value is published in
--------------------------------------------------------------------------------

o    The Wall Street Journal under "Closed-End Funds" (every Monday)
o    The Asian Wall Street Journal under "Closed-End Funds" (every Monday)
o    South China Morning Post in Hong Kong (first Thursday of every month)
o    Reuters (page JFC)


JARDINE FLEMING
CHINA REGION FUND, INC.

Highlights
--------------------------------------------------------------------------------

                                    December 31, 1999       December 31, 1998
                                           US$                      US$
--------------------------------------------------------------------------------

Net Assets                            $107.3 million           $68.3 million

Net Asset Value Per Share                     $11.78                   $7.50

Market Data

Share Price on the
   New York Stock Exchange                     $8.44                   $5.50

Discount to Net Asset Value                    -28.4%                 -26.7%

Total Return for the Year Ended December 31, 1999
--------------------------------------------------------------------------------

Net Asset Value                                         57.6%

Share Price                                             54.2%

JFC Benchmark Index*                                    46.9%

MSCI Hong Kong Index                                    54.3%

BNP Prime Peregrine China Index                         43.3%

Taiwan Weighted Index                                   35.3%


Net Asset Value and Share Price vs. Target Index

                 Net Asset Value       Share Price      JFC Benchmark Index*

7/16/92               100.0               100.0                 100.0
9/92                  100.9                80.0                  79.1
12/92                 109.3                93.0                  90.2

3/93                  120.5               108.9                  94.3
6/93                  122.3               120.1                  83.1
9/93                  128.4               126.8                  84.7
12/93                 189.0               187.4                 129.0

3/94                  136.6               136.1                  91.1
6/94                  124.0               123.3                  82.8
9/94                  133.0               129.8                  94.1
12/94                 115.7                94.3                  72.2

3/95                  109.4                94.3                  67.1
6/95                  111.9                92.3                  69.3
9/95                  112.9                94.4                  68.8
12/95                 103.5                84.5                  63.3

3/96                  110.1                95.1                  70.7
6/96                  112.0                87.7                  71.5
9/96                  112.2                85.6                  74.7
12/96                 132.8                95.3                  97.4

3/97                  134.0                99.5                  99.7
6/97                  170.3               124.9                 114.4
9/97                  167.7               124.4                 116.2
12/97                 110.0                82.9                  83.7

3/98                  107.6                80.8                  83.7
6/98                   72.7                54.2                  63.5
9/98                   60.8                40.9                  56.9
12/98                  69.9                46.8                  61.4

3/99                   69.7                47.8                  62.5
6/99                   90.4                74.4                  80.7
9/99                   84.11               56.86                 75.59
12/99                 110.11               72.07                 90.23

* This benchmark is composed of the MSCI Hong Kong Index, 50%; BNP Prime Peregrine China Index, 20%; Taiwan Weighted Index, 25%; HSBC Holdings Limited, 5%. When calculating benchmark performance, the monthly rebalancing method is used. The Board of Directors established the JFC Benchmark Index in 1997, and the current composition dates from January 1999. Previously, the benchmark was composed of the Hong Kong All Ordinaries Index, 60%; Credit Lyonnais Securities Asia All China B Index, 30%; and the Taiwan Weighted Index, 10%.

** Commencement of operations
   Source: Jardine Fleming


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Review
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

     Global equity markets continued their upward trajectory in 1999. Rising 68.2%, the Hang Seng Index in Hong Kong was among many stock markets that closed 1999 at an all-time high. Also in 1999, the Shanghai and Shenzhen B Share Indices rose by 32.0% and 57.5%, respectively, and Taiwan's Trade-Weighted Index advanced by 35.3%.

     The Fund capitalized on this favorable investment climate with its net asset value and share price achieving respectable increases of 57.6% and 54.2%, respectively, compared with a 46.9% increase in the JF China Region Fund Benchmark.

     The Hong Kong economy improved over the year. Real GDP growth, after turning positive and rising by 0.5% year-on-year in the second quarter, accelerated to 4.5% in the third quarter. The recovery was paced initially by private consumption, but subsequently expanded to tourism and trade. During the year, the government reached an agreement with Disney to build a new Disneyland in Hong Kong and also spared no efforts in developing the technology sector - efforts that were reflected in the phenomenal increase in prices of information technology shares. Market liquidity also improved during the year. The aggregate balance of the banking sector rose to HK$8 billion at year-end from HK$2.5 billion at the beginning of the year. Money market rates drifted downward, with the overnight rate falling to around 1% by year-end.

     China almost succeeded in obtaining an accession into the World Trade Organization (WTO), pending the approval of the U.S. Congress and the European Commission. Helped by infrastructure spending and repeated interest rate cuts, real GDP grew by 7.1% in 1999, compared with 7.8% in 1998. The rebound in exports in the second half of the year helped allay concerns about an imminent devaluation of the renminbi. The one-year nondeliverable forward rate ended 1999 at 8.28 to the U.S. dollar, compared with 9.58 during the period of greatest uncertainty in August 1998. To boost consumption through the wealth generated by the stock market rally, the authorities adopted several measures to aid the rally, such as a reduction in stamp duty and allowing companies to purchase stocks via bank borrowing with securities as collateral. To enlarge the stock universe and assist the restructuring of state-owned enterprises, the government approved the formation of new funds and the listing of new enterprises.

     The Taiwan economy escaped relatively unscathed in 1999, despite political uneasiness caused by the "state-to-state theory" of President Lee and the earthquake in September, which caused only minor and short-lived disruptions to production and exports. Growth in the electronics sector, in particular, has returned to its pre-earthquake heyday.

     The Fund had been well positioned ahead of improvements in the Hong
Kong economy, by concentrating on blue chips and strategically underweighting H shares and red chips. To benefit from the booming technology sector, the Fund also picked up some good-quality Hong Kong high-tech companies. As the Morgan Stanley index is in the process of increasing weightings in Taiwan, due in May this year, the Fund has increased exposure in the Internet and the software sectors, overweighting high-tech integrated circuit foundry stocks and companies that enjoy cheap labor and land in China.

Outlook

     On the back of sustained growth in the global industrialized countries and accelerating growth in Japan and Asia, the economies of the China region should continue to improve and prosper.

     The Hong Kong economy, for one, is expected to strengthen further in the coming quarters, as the recovery gains momentum and broadens to more sectors of the economy. This will help cushion against any rise in domestic interest rates brought about by the tightening of monetary policy by the U.S. Federal Reserve. Labor market statistics have shown that the gap between employment, which usually lags economic recovery, and labor force growth narrowed from 3.9% in January to 0.9% in November, auguring well for future employment prospects. On a longer-term horizon, a survey by the Hong Kong government suggests that China's accession to the WTO will raise Hong Kong's real GDP by 0.5% per annum in the coming 10 years. For China, incremental growth is forecast at 1.0% per annum.

     Governor Dai of the People's Bank of China said that growth in 2000 would at least match last year's 7% expansion. Fiscal spending will remain the locomotive of growth, and the latest rebound in exports will continue. Deflationary forces will likely subside in the second half of the year. Restructuring of the ailing state-owned enterprises will continue apace while restructuring of the banking sector will enable the state-owned commercial banks to extend new loans to the cash-starved enterprises. For Taiwan, growth is forecast to accelerate to 6.3% in 2000 from 5.3% last year, propelled by strong overseas demand for electronics, information, and communication products.

     The investment theme for this year will still be the Asian recovery.
Hong Kong, benefiting from its trade and investment links with Asia, should see its stock market reflecting such positive developments. The outlook for the property sector is crucial: the negative impact of rising interest rates will be balanced by the reduction in public housing supply and banks' aggressiveness in the mortgage market. In line with the global trend, the information technology sector will continue to be the fastest area of growth in Hong Kong, capturing the attention of both local and overseas investors. Reflecting both developments, the Fund will focus on property stocks with a high-tech exposure. By contrast, share holdings of large banks will be trimmed. As the mortgage rate lagged behind the anticipated rise in money market rates, the banking industry will likely experience further contraction in interest rate margins. The Fund will retain interest in medium-sized banks with attractive valuations, however.

     Confidence in Chinese enterprises improved after the debt restructuring deal between Guangdong Enterprise and its creditor banks. This, along with China's WTO accession prospects, has meant that investor interest in China has picked up in the last few months. The Fund will therefore begin to accumulate high-tech stocks and also cyclical stocks, such as chemical companies, that are cheap relative to their regional counterparts.

     Optimism on Taiwan is also improving as post-quake economic recovery gathers momentum. Given the increase in Taiwan MSCI index weightings, foreigners will be major buyers of the market. The Fund will continue to acquire quality stocks in the bullish Internet and software sectors.

     Taken together, given the improving fundamentals, we believe that this asset mix will enable investors to reap the full benefits brought about by economic recovery in the Greater China economies and to maximize their return from the Fund. Following the decent performance of the previous year, we continue to expect lucrative rewards in the coming year for long-term investors committed to the China region markets.

Respectfully submitted,


The Rt. Hon. The Earl of Cromer
Chairman

January 21, 2000


JARDINE FLEMING
CHINA REGION FUND, INC.

Major Holdings
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At December 31, 1999
--------------------------------------------------------------------------------

                                                                 % of Net
                                                                  Assets
--------------------------------------------------------------------------------
Hutchison Whampoa                                                  10.3

     One of Hong Kong's leading conglomerates, controlling 60% and 50% of the container ports in Hong Kong and Shanghai, respectively. Hutchison should benefit from an increase in PRC exports.

Cheung Kong Holdings                                                7.7

     One of Hong Kong's premier property companies with significant property developments in Hong Kong and the PRC. Cheung Kong has been discussing numerous property and infrastructure projects in China.

Cable & Wireless HKT                                                7.4

     The dominant fixed line and cellular network operator in Hong Kong. It has the best chance of gaining a lucrative position in China via relationships with its existing shareholder, the Ministry of Post and Telecommunications, particularly when China liberalizes its telecommunications market.

China Telecom (Hong Kong)                                           5.6

     Owns and operates cellular network businesses with a combined 93% market share in six provinces in China. With limited competition on the horizon, the company is expected to grow from 12 million subscribers in 1999 to 16 million in 2000. It is the only listed PRC telecommunications stock in Hong Kong included in the Hang Seng Index.

HSBC Holdings                                                       5.6

     Hong Kong's first home-grown international bank with a network of over 3,400 offices in more than 70 countries. Despite its prominent overseas presence, HSBC has been active in pursuing expansion opportunities in the restricted banking sector in China. It is one of the first four banks to be granted a license to conduct renminbi business in the PRC.

Sun Hung Kai Properties                                             5.3

     Hong Kong's premier and largest property company with an investment properties portfolio of over 15 million square feet and a property development landbank in excess of 30 million square feet. Although primarily focused in Hong Kong, SHK Properties has been gradually expanding its property exposure to three strategic locations in China - Beijing, Shanghai, and Guangzhou.

Hang Seng Bank                                                      4.9

     The largest local bank in Hong Kong. Hang Seng Bank is well known for its conservative and prudent management. Apart from capitalizing on HSBC's network in China, Hang Seng Bank has pursued its own expansion in China in recent years with branches and representative offices in major cities.

Taiwan Semiconductor Manufacturing                                  4.7

     The world's first and largest dedicated integrated circuit foundry. The company currently operates two 6-inch-wafer fabs and three 8-inch-wafer fabs and owns two-thirds of WaferTech, an 8-inch-wafer fab in Washington. TSM benefits from the increase in outsourcing by major IC companies around the world.

United Micro Electronics                                            2.9

     Designs, manufactures, and markets integrated circuits and related electronics products. The main products are consumer electronics ICs, memory ICs, personal computer peripheral ICs, communication ICs, and central processing units. It is the second-largest IC company in the world.

CLP Holdings                                                        2.6

     The franchisee for electricity generation and transmission for the
Kowloon and New Territories area. CLP was one of the first Hong Kong companies to pursue investment opportunities in China. Its first such investment was 1979, and it is one of the largest shareholders of a power project in Shandong - one of the largest projects in China. In 1997, CLP established a strategic relationship with CITIC Pacific, which is ultimately owned by the State Council.
--------------------------------------------------------------------------------

Total Major Holdings                                               57.0


JARDINE FLEMING
CHINA REGION FUND, INC.

Investment Portfolio
--------------------------------------------------------------------------------

At December 31, 1999
--------------------------------------------------------------------------------
                                                     Holdings        Market
                                                   (in shares         Value
Description                                           or par)        (in US$)
--------------------------------------------------------------------------------

Common Stocks (unless otherwise noted)
--------------------------------------------------------------------------------

HONG KONG (66.0%)

Appliances & Household Durables (0.4%)
  Guangdong Kelon Electrical Holdings 'H'             505,000        383,289

Banking (6.5%)
  Bank of East Asia                                   359,594        999,193
  Dao Heng Bank Group                                  80,000        412,684
* HKCB Bank Holding Co.                             1,048,000        296,598
  Hang Seng Bank Ltd.                                 462,400      5,279,218

                                                                   6,987,693

Beverages & Tobacco (0.4%)
  Shanghai Industrial Holdings                        195,000        407,635

Broadcasting & Publishing (0.2%)
  Television Broadcasts                                29,000        197,723

Chemicals (1.1%)
  China Merchants Holdings                            786,000        647,122
  Shanghai Petrochemical                              946,000        148,469
* Yizheng Chemical Fibre 'H'                        1,466,000        410,182

                                                                   1,205,773

Data Processing & Reproduction (3.2%)
* Great Wall Technology 'H'                           200,000        194,250
  Legend Holdings                                     796,000      1,976,304
* Stone Electronic Technology                       1,742,000      1,232,521

                                                                   3,403,075


Electrical & Electronics (1.3%)
  Johnson Electric Holdings                           213,000      1,367,299

Energy Sources (0.4%)
  Yanzhou Coal Mining                               1,004,000        277,687
  Zhenhai Refining & Chemical 'H'                     920,000        163,324

                                                                     441,011

Merchandising (0.7%)
  China Everbright Ltd.                               448,000        368,843
  Goldlion Holdings                                 3,196,000        353,581

                                                                     722,424

Multi-Industry (14.6%)
  Beijing Enterprises Holdings                        238,000        375,056
  Citic Pacific                                       554,000      2,084,582
* Hutchison Whampoa                                   736,000     10,698,913
* Hutchison Whampoa, Warrants, 5/25/00                530,000        347,720
  Swire Pacific                                       363,500      2,146,350

                                                                  15,652,621

Real Estate (15.4%)
  Cheung Kong Holdings                                649,000      8,244,517
  China Resources Enterprise                          828,000      1,326,121
* New World China Land                                205,600         76,040
  Sun Hung Kai Properties                             543,000      5,658,069
  Wharf Holdings                                      530,000      1,230,655

                                                                  16,535,402

Recreation (0.6%)
  Yue Yuen Industrial Holdings                        269,000        643,648

Telecommunications (13.7%)
  Cable & Wireless                                  2,745,941      7,930,324
* China Telecom (Hong Kong)                           968,000      6,051,946
  Smartone Telecom Holdings                           136,500        658,487

                                                                  14,640,757

Transportation - Airlines (2.0%)
  Cathay Pacific Airways Ltd.                       1,135,000      2,022,223
  China Southern Airlines Co.                         570,000        124,654

                                                                   2,146,877

Transportation - Road & Rail (0.2%)
  Zhejiang Expressway 'H'                           1,701,000        258,208

Transportation - Shipping (0.9%)
  Cosco Pacific                                     1,238,000      1,027,221

Utilites - Electrical & Gas (4.2%)
  CLP Holdings                                        600,000      2,763,234
  Hong Kong & China Gas                             1,098,700      1,505,262
* Shandong Intl Power Development 'H'               1,710,000        241,976

                                                                   4,510,472

Wholesale & International Trade (0.2%)
  Ng Fung Hong                                        492,000        253,168

TOTAL HONG KONG                                                   70,784,296
--------------------------------------------------------------------------------

CHINA (0.0%)
--------------------------------------------------------------------------------

Shanghai Equities (USD) (0.0%)
--------------------------------------------------------------------------------

Industrial Components (0.0%)
  Shanghai Diesel Engine 'B'                              500             93

Leisure & Tourism (0.0%)
  Huangshan Tourism Development 'B'                       650            239

Real Estate (0.0%)
  Shanghai Lujiazui Finance & Trade
  Zone Development 'B'                                    247             78

Utilities - Electrical & Gas (0.0%)
  Heilongjiang Electric Power 'B'                         350             97

Total Shanghai Equities                                                  507
--------------------------------------------------------------------------------

Shenzhen Equities (USD) (0.0%)
--------------------------------------------------------------------------------

Business & Public Services (0.0%)
  China Merchant Shekou Port Service 'B'                  66              30

Total Shenzhen Equities                                                   30
--------------------------------------------------------------------------------

TOTAL CHINA                                                              537
--------------------------------------------------------------------------------


TAIWAN (27.6%)
--------------------------------------------------------------------------------

Banking (2.1%)
  China Trust Commercial Bank                        725,600         843,855
  First Commercial Bank                              337,000         419,841
* Hua Nan Commercial Bank                            278,000         348,995
  ICBC                                               606,100         679,774

                                                                   2,292,465

Business & Public Services (1.5%)
  Systex                                             233,800       1,594,176

Chemicals (1.2%)
  Formosa Plastics                                   245,030         487,952
  Nan Ya Plastic                                     338,550         744,303

                                                                   1,232,255

Data Processing & Reproduction (3.2%)
  Acer Peripherals                                   426,000       1,764,537
  Asustek Computer                                   114,920       1,211,997
  Compal Electronics                                 145,795         490,087

                                                                   3,466,621

Electrical & Electronics (8.4%)
  Hon Hai Precision Industry                         252,000       1,878,859
* Mosel Vitelic                                      565,000         900,112
  Mosel Vitelic (USD)                                 36,205         497,819
  Taiwan Semiconductor Manufacturing                 949,560       5,052,622
* Winbond Electronics                                290,000         688,386

                                                                   9,017,798

Electronic Components, Instruments (3.8%)
  Advanced Semiconductor Engineering                 260,000         927,832
  United Micro Electronics                           871,700       3,110,735

                                                                   4,038,567
Forest Products & Paper (0.4%)
* Chang Hwa Pulp                                     675,000         466,704

Industrial Components (0.9%)
* Pacific Electric Wire & Cable                    1,337,000         945,719

Insurance (0.8%)
  Cathay Life Insurance                              369,150         888,030

Merchandising (0.8%)
  President Chain Store Corp.                        201,780         890,442

Metals-Steel (0.5%)
  China Steel                                        724,500         535,555

Recreation (0.8%)
  Ritek Incorp                                       135,197         818,462

Textiles & Apparel (1.4%)
  Far Eastern Textile                                631,300       1,508,603

Utilities - Electric & Gas (1.8%)
  Phoenixtec Power                                   982,029       1,893,030


TOTAL TAIWAN                                                      29,588,427
--------------------------------------------------------------------------------

UNITED KINGDOM (HKD) (5.6%)
--------------------------------------------------------------------------------

Banking (5.6%)
!  HSBC Holdings                                     368,000       5,160,095
*! HSBC Holdings, Warrants, 3/31/00                4,200,000         859,073

                                                                   6,019,168

TOTAL UNITED KINGDOM                                               6,019,168
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
  (99.2% of Net Assets) (Cost $68,791,397)                       106,392,428
================================================================================

Other assets less liabilities                                        858,526
================================================================================

NET ASSETS                                                       107,250,954
================================================================================

Aggregate cost is the same for Federal income tax purposes.
The aggregate unrealized gain for all securities is as follows:

Excess of market value over cost                                  39,229,618
Excess of cost over market value                                  (1,628,587)

Net unrealized gain                                               37,601,031
================================================================================

  HKD  Hong Kong dollar
  USD  U.S. dollar
    *  Non-income producing
    !  Affiliated company

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

At December 31, 1999
--------------------------------------------------------------------------------

                                                                        (in US$)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments at value (Note 2) (cost $68,791,397)                    106,392,428
Cash and foreign currencies                                           1,853,776
Dividends receivable                                                     15,074
Prepaid insurance premiums                                               10,180
--------------------------------------------------------------------------------

Total Assets                                                        108,271,458

Liabilities
--------------------------------------------------------------------------------

Accrued expenses payable                                                294,259
Distributions payable                                                   364,035
Due to investment advisor (Note 4)                                      362,210
Total Liabilities                                                     1,020,504

Net Assets                                                          107,250,954
================================================================================

Net assets consist of:

Common stock, $0.01 par value
  (100,000,000 shares authorized;
   9,101,372 shares issued and outstanding)                              91,014

Paid-in capital                                                     135,980,391

Accumulated realized gain (loss) on investments
  and foreign currency transactions,
  net of distributions                                              (66,423,003)

Accumulated net unrealized gain (loss) on investments,
  foreign currency holdings, and other assets
  and liabilities denominated in foreign currencies                  37,602,552
--------------------------------------------------------------------------------

Net Assets                                                          107,250,954
================================================================================

Net Asset Value Per Share ($107,250,954 / 9,101,372)                      11.78
================================================================================

See accompanying notes to financial statements.



JARDINE FLEMING
CHINA REGION FUND, INC.

Statement of Operations
--------------------------------------------------------------------------------

Year Ended December 31, 1999
--------------------------------------------------------------------------------
                                                                        (in US$)
--------------------------------------------------------------------------------

Investment Income (Note 2)
--------------------------------------------------------------------------------

Dividends                                                             2,063,193
Interest                                                                 58,179
--------------------------------------------------------------------------------

Total Investment Income                                               2,121,372

Expenses
--------------------------------------------------------------------------------

Investment advisory fees (Note 5)                                     1,061,548
Administration and accounting fees (Note 5)                             285,000
Directors' fees and expenses                                            163,043
Custodian fees                                                          116,841
Audit and legal fees                                                     68,303
Shareholder report and meeting expenses                                  57,108
Shareholder service fees                                                 17,035
Registration fees                                                        25,500
Other expenses                                                           33,488
--------------------------------------------------------------------------------

Total Expenses                                                        1,827,866
--------------------------------------------------------------------------------

Net Investment Income                                                   293,506
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
Holdings and Other Assets and Liabilities Denominated in Foreign Currencies
--------------------------------------------------------------------------------

Net realized gain (loss) (Note 2)
  Investment transactions                                            (8,303,697)
  Foreign currency transactions                                          (6,739)

Net change in unrealized gain (loss) (Note 2)
  Investment transactions                                            47,346,460
  Foreign currency holdings and other assets
    and liabilities denominated in foreign currencies                    (8,877)
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments,
  foreign currency holdings and other assets
  and liabilities denominated in foreign currencies                  39,027,147
--------------------------------------------------------------------------------

Net Increase in Net Assets Resulting From Operations                 39,320,653
================================================================================

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Year Ended          Year Ended
                                         December 31, 1999    December 31, 1998
                                              (in US$)             (in US$)
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
  Operations
    Net investment income                       293,506             188,258
    Net realized gain (loss)
      on investment transactions             (8,303,697)        (45,702,880)
    Net realized gain (loss) on
      foreign currency transactions              (6,739)           (106,194)
    Net change in unrealized
      gain (loss) on investments,
      foreign currency holdings
      and other assets and liabilities
      denominated in foreign currencies      47,337,583           6,414,897
--------------------------------------------------------------------------------

    Net increase (decrease) in net assets
      resulting from operations              39,320,653         (39,205,919)
--------------------------------------------------------------------------------

Dividends to Shareholders
    From net investment income (Note 2)        (364,035)                  -
--------------------------------------------------------------------------------

Capital Contributions from Adviser (Note 4)       5,400                   -
--------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets      38,962,018         (39,205,919)
         Net Assets:
         Beginning of period                 68,288,936         107,494,855
--------------------------------------------------------------------------------

         End of period                      107,250,954          68,288,936
================================================================================

See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Financial Highlights
--------------------------------------------------------------------------------

                   For           For         For          For          For
                   the           the         the          the          the
                   Year          Year        Year         Year         Year
                   Ended         Ended       Ended        Ended        Ended
                December 31, December 31, December 31, December 31, December 31,
                   1999          1998        1997         1996         1995
                 (In US$)      (In US$)    (In US$)     (In US$)     (In US$)
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------

Net asset
  value,
  beginning of
  period            7.50         11.81       14.31         11.17        12.58
--------------------------------------------------------------------------------

Net investment
  income            0.03          0.02       (0.01)         0.03         0.07

Net realized and
  unrealized gain
  (loss) on
  investment and
  foreign
  currency-related
  transactions      4.29         (4.33)      (2.45)         3.13        (1.39)
--------------------------------------------------------------------------------

Total from
investment
operations          4.32         (4.31)      (2.46)         3.16        (1.32)
--------------------------------------------------------------------------------

Less
distributions
  Dividends from
  net investment
  income           (0.04)            -       (0.04)        (0.02)       (0.09)
--------------------------------------------------------------------------------

Net asset value,
end of period      11.78          7.50       11.81         14.31        11.17
================================================================================

Market value,
end of period       8.44          5.50        9.75         11.38        10.00
================================================================================

Total Investment
Return

  Per share
    market value   54.2%        (43.6%)     (13.9%)        13.9%       (10.3%)
  Per share net
    asset value    57.6%        (36.5%)     (17.2%)        28.3%       (10.5%)

RATIOS/SUPPLEMENTAL DATA
Net assets,
end of
period       107,250,954    68,288,936  107,494,855  130,224,095   101,647,112

Ratio of
expenses to
average net
assets             2.28%         2.49%        1.68%        2.18%         2.22%

Ratio of net
investment
income to
average net
assets             0.37%         0.24%       (0.05%)       0.26%         0.60%

Portfolio
turnover rate      90.8%        111.9%       102.60%      44.40%        44.90%

Number of
shares
outstanding
at end of
period
(in thousands)     9,101         9,101         9,101       9,101         9,101


See accompanying notes to financial statements.


JARDINE FLEMING
CHINA REGION FUND, INC.

Notes to Financial Statements
--------------------------------------------------------------------------------

December 31, 1999
--------------------------------------------------------------------------------

1.   Organization and Capital

     Jardine Fleming China Region Fund Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.   Significant Accounting Policies

     The following significant accounting policies, which are in conformity with generally accepted accounting principles of the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     i)   Security Valuation

          All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

     ii)  Affiliated Companies

          As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     iii) U.S. Federal Income Taxes

          No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Fund has capital loss carryforwards for federal income tax purposes of $66,355,578 of which $7,825,208 expires in 2004, $46,853,803 in 2006, and $11,676,567 in
          2007.

          In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1999. The results of operations and net assets were not affected by the increase/(decrease) to these accounts.

               Undistributed net investment income          $(117,729)
               Undistributed net realized gain                172,883
               Paid-in-capital                                (55,154)

     iv)  Foreign Currency Translation

          The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

          o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

          o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions

          Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions balances.

          Unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

     v)   Distribution of Income and Gains

          The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

          Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

     vi)  Other

          Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

3.   Investment Transactions

     Consistent with its investment objective, the Fund engages in the following transactions practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

     i)   Foreign Transactions

          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     ii)  Other

          During the year ended December 31, 1999, the Fund made purchases of $72,877,446 and sales of $72,039,633 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

4.   Related Party Transactions

     i) Jardine Fleming International Management Inc. ( the "Adviser"), provides investment advisory services to the Fund under the terms of an investment advisory agreement. From January 1, 1999, to August 31, 1999, the Adviser was paid a fee, computed weekly and payable monthly, at the annual rate of 1.50% of the first $50 million, 1.25% of the next $25 million and 1.00% of the excess over $75 million of the Fund's weekly net assets. Since September 1, 1999, the Adviser has been paid a new fee, computed weekly and payable monthly, at the annual rate of 1.25% of the first $75 million and 1.00% of the excess over $75 million of the Fund's weekly net assets.

     ii) T. Rowe Price Associates, Inc. (the "Administrator") provides administrative services to the Fund under an Administrative Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.10% of the first $250 million, 0.075% of the next $250 million, and 0.05% of the excess over $500 million of the Fund's average weekly net assets, subject to a minimum annual fee of $200,000, plus reimbursement for certain out-of-pocket expenses. The Administrator also receives an annual fee of $85,000 for fund accounting services pursuant to an Accounting Services Agreement. At December 31, 1999, $47,269 was payable to the Administrator.

     iii) During the year ended December 31, 1999, the Fund paid $64,076 in brokerage commissions to Jardine Fleming Broking Ltd. and Jardine Fleming Securities Ltd., affiliated brokers/dealers.

     iv) In connection with the redemption of a portion of its initial shares, the Adviser made a capital contribution of $5,400 to the Fund.



JARDINE FLEMING
CHINA REGION FUND, INC.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Jardine Fleming China Region Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming China Region Fund, Inc. (the "Fund") at December 31, 1999, and results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore , Maryland
February 7, 2000



JARDINE FLEMING
CHINA REGION FUND, INC.

Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the "Plan") whereby:

     a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

     b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact:

     1)   State Street Bank & Trust Company  or  2) T. Rowe Price Services, Inc.
          (the Plan Agent):                         Telephone No: 800-638-8540
          P. O. Box 8200                            (toll free)
          Boston, Massachusetts 02266-8200
          Telephone No: 800-426-5523 (toll free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.


JARDINE FLEMING
CHINA REGION FUND, INC.

Directors and Administration
--------------------------------------------------------------------------------

Officers and Directors        The Rt. Hon. The Earl of Cromer - Director and
                              Chairman of the Board
                              A. Douglas Eu - Director, President, and Treasurer
                              S. M. Chung - Director
                              Alexander R. Hamilton - Director
                              Ng Yook Man - Director
                              Julian M. I. Reid - Director
                              Emmett J. Rice - Director
                              Anthony John Morgan - Secretary
                              Henry H. Hopkins - Assistant Secretary

Investment Adviser            Jardine Fleming International Management Inc.
                              P.O. Box 3151
                              Road Town, Tortola
                              British Virgin Islands

Administrator                 T. Rowe Price Services, Inc.
                              100 East Pratt Street
                              Baltimore, Maryland 21202 U.S.A.

Custodian                     Citibank N.A.
                              New York:
                              111 Wall Street, 16th Floor
                              New York, New York 10005
                              U.S.A.
                              Hong Kong:
                              Citibank Tower
                              Citibank Plaza
                              3 Garden Road
                              Hong Kong

Independent Accountants       PricewaterhouseCoopers, LLP
                              250 West Pratt Street
                              Baltimore, Maryland 21201
                              U.S.A.

Legal Counsel                 Cleary, Gottlieb, Steen & Hamilton
                              New York:
                              1 Liberty Plaza, 43rd Floor
                              New York, New York 10006
                              U.S.A.
                              Hong Kong:
                              39th Floor, Bank of China Tower
                              1 Garden Road
                              Hong Kong

Registrar, Transfer Agent,    State Street Bank & Trust Company
and Dividend Paying Agent     P. O. Box 8200
                              Boston, Massachusetts
                              02266-8200 U.S.A.


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

JFCRM-AR-99
F01-051  12/31/99